Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events
Subsequent Events

15. Subsequent Events

Other than the below, there have been no events since September 30, 2025 that require recognition or disclosure in the combined and condensed consolidated financial statements.

Bluestem Receivables Asset Acquisition

On October 24, 2025, the Company entered into an Asset Purchase Agreement with BLST Holding Company LLC, BLST Operating Company, LLC, BLST FinCo, LLC and BLST FinCo SubCo, LLC (collectively, “Bluestem” to acquire a revolving credit card receivables portfolio for which new draws have been suspended for a gross purchase price of $302.8 million. The gross purchase price is subject to customary adjustments for interim cash flows (including collections and new purchases) between June 30, 2025 (the “Cut Off Date”) and closing and a $20.0 million escrow to secure implementation obligations. At the Cut Off Date, the receivables being acquired had an aggregate face value of approximately $488.2 million. The Company does not intend to pursue ongoing originations through the Bluestem platform, and the acquisition does not include any Bluestem retail operations or assets.

The closing of the transaction is subject to the satisfaction of customary conditions, including expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, and is expected in the fourth quarter of 2025.

Revolving Credit Facility Amendment

On October 27, 2025, the Company entered into an amendment to its Credit Agreement dated May 21, 2021. The Amendment effected certain amendments to the terms of the credit facility under the Existing Credit Agreement, including, among other things, to (i) increase the Aggregate Commitments (as defined in the Amended Credit Agreement) by $175,000,000 to an aggregate amount of $1,000,000,000, (ii) reduce the interest rate margins applicable to loans outstanding under the credit facility by fifty (50) basis points, (iii) (a) reduce the non-use fee rate for unutilized commitments under the credit facility by five (5) basis points and (b) reduce the maximum applicable non-use fee rate for unutilized commitments to thirty-five (35) basis points, (iv) eliminate any credit spread adjustments from the calculation of the interest rate applicable to loans outstanding under the credit facility, (v) extend the maturity of the credit facility to October 27, 2030, subject to such maturity being reduced to 91 days in advance of the earliest final scheduled maturity date of either the 9.500% Senior Notes due February 15, 2029 or the 8.250% Senior Notes due May 15, 2030, in each case issued by Jefferson Capital Holdings, LLC, a Delaware limited liability company, (vi) make customary changes (including changes to financial reporting requirements and ‘change of control’ thresholds applicable to the change of control event of default) to reflect the status of the Borrowers and their subsidiaries as indirect subsidiaries of the Company, (vii) modify certain terms applicable to permitted restricted payments, including distributions (a) to fund the payment of taxes, (b) to redeem outstanding senior notes of JCAP Holdings, or other parent companies of the Borrowers, and (c) to fund regular quarterly dividends and public company costs in an aggregate annual amount for such dividends and public company costs not to exceed the greater of (x) six percent (6%) of the market capitalization of the Company, and (y) the quarterly dividend amount specified in the model provided to the Lenders prior to October 27, 2025, (viii) remove the existing financial covenant requiring a minimum tangible net worth of JCAP Holdings and (ix) modify the frequency and conditions applicable to field audits and portfolio examinations conducted by or on behalf of the Administrative Agent.

Dividend Declaration

On November 12, 2025, the Company declared a dividend of $0.24 per share.